SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                          AXP Progressive Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

          ----------------------------------------------------------------------
      (4) Proposed maximum aggregated value of transaction:

          ----------------------------------------------------------------------
      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

Fund merger/liquidation proxy statements begin mailing to clients

On Apr. 12, proxy statements concerning proposed investment product actions will begin mailing to clients. American Express Funds and IDS Life Series Funds announced proposed fund reorganizations on Nov. 19, 2003 and Feb. 2, 2004 as part of an initiative to optimize the company's equity product lineup. SEC filings for the statements were made in February and March. See the Related News section at the end of this communication to read the previous announcements.

Proposed mergers

(clients invested in funds in the left column will receive proxy statements)

------------------------------------------ -------------------------------------
             Beginning Fund                            Ending Fund
------------------------------------------ -------------------------------------
AXP(R) Blue Chip Advantage Fund            AXP(R) Large Cap Equity Fund
------------------------------------------ -------------------------------------
AXP(R) Research Opportunities Fund         AXP(R) Large Cap Equity Fund
------------------------------------------ -------------------------------------
AXP(R) Focused Growth Fund                 AXP(R) New Dimensions Fund(R)
------------------------------------------ -------------------------------------
AXP(R) Growth Dimensions Fund              AXP(R) New Dimensions Fund(R)
------------------------------------------ -------------------------------------
AXP(R) Progressive Fund                    AXP(R) Partners Select Value Fund
------------------------------------------ -------------------------------------
AXP(R) VP-Blue Chip Advantage Fund         AXP(R) VP-Capital Resource Fund
------------------------------------------ -------------------------------------
AXP(R) VP-Stock Fund                       AXP(R) VP-Capital Resource Fund
------------------------------------------ -------------------------------------
IDS Life Series Equity Portfolio           AXP(R) VP-Capital Resource Fund
------------------------------------------ -------------------------------------
IDS Life Series Equity Income Portfolio    AXP(R) VP-Diversified Equity Income
                                           Fund
------------------------------------------ -------------------------------------
IDS Life Series Government Securities      AXP(R) VP-Short Duration U.S.
Portfolio                                  Government Fund
------------------------------------------ -------------------------------------
IDS Life Series Income Portfolio           AXP(R) VP-Diversified Bond Fund
------------------------------------------ -------------------------------------
IDS Life Series International Equity       AXP(R) VP-International Fund
Portfolio
------------------------------------------ -------------------------------------
IDS Life Series Managed Portfolio          AXP(R) VP-Managed Fund
------------------------------------------ -------------------------------------
IDS Life Series Money Market Portfolio     AXP(R) VP-Cash Management Fund
------------------------------------------ -------------------------------------

Proposed liquidation

AXP(R) Mid Cap Index Fund

Advisor resources

Attached below are proxy statements and corresponding Q&A documents that have been prepared for you to use when answering client questions. Please keep in mind that the Q&A documents are not approved for distribution to clients - only for your reference should you receive inquiries.

Note: While you may help explain the proposal to clients, you may not advise clients how to vote, except to say that the Funds' Boards recommend a vote FOR each proposal. Also, for regulatory reasons, you may not develop separate materials relating to the proxy solicitation. Please use the Q&A documents to provide further explanation to clients who request it.

(attach proxy statements and Q&As)

Shareholder and contract holder meetings

Clients invested in the products in the left column above and AXP Mid Cap Index Fund are invited to meetings on June 9, 2004, to be held in Minneapolis. Details are included in the proxy statements. Items approved by shareholders and contract holders will be implemented soon after the proposals pass.

General Proxy Information

Upon receiving the proxy statement and voting instructions, shareholders and contract holders may vote in one of four ways:

1. By mail with an enclosed card.

2. By telephone.

3. By web site.

4. In person at the meeting.

Clients who own more than one fund should be sure to vote for each.

If you have questions about:

     o American Express Funds proxy statements, send a Lotus Notes message to AmericanExpress Funds.

     o American Express Variable Portfolio Funds proxy statements, send a Lotus Notes message to AmericanExpress Annuities.

     o IDS Life Series Funds proxy statements, send a Lotus Notes message to Insurance Marketing.

Fund merger/liquidation proxy statements begin mailing to clients

On Apr. 12, proxy statements concerning proposed investment product mergers and a liquidation will begin mailing to clients.

American Express Funds and IDS Life Series Funds announced proposed fund reorganizations on Nov. 19, 2003 (link to "Equity Product Line Changes") as part of an initiative to optimize the company's equity product lineup. SEC filings for the statements were made in February and March.

Proposed mergers

(clients invested in funds in the left column will receive proxy statements)

-------------------------------------- -----------------------------------------
           Beginning Fund                            Ending Fund
-------------------------------------- -----------------------------------------
AXP Blue Chip Advantage Fund           AXP Large Cap Equity Fund
-------------------------------------- -----------------------------------------
AXP Focused Growth Fund                AXP New Dimensions Fund
-------------------------------------- -----------------------------------------
AXP Growth Dimensions Fund             AXP New Dimensions Fund
-------------------------------------- -----------------------------------------
AXP Progressive Fund                   AXP Partners Select Value Fund
-------------------------------------- -----------------------------------------
AXP Research Opportunities Fund        AXP Large Cap Equity Fund
-------------------------------------- -----------------------------------------
AXP VP-Blue Chip Advantage Fund        AXP VP-Capital Resource Fund
-------------------------------------- -----------------------------------------
AXP VP-Stock Fund                      AXP VP-Capital Resource Fund
-------------------------------------- -----------------------------------------
IDS Life Series Equity Portfolio       AXP VP-Capital Resource Fund
-------------------------------------- -----------------------------------------
IDS Life Series Equity Income          AXP VP-Diversified Equity Income Fund
Portfolio
-------------------------------------- -----------------------------------------
IDS Life Series Government             AXP VP-Short Duration U.S. Government
Securities Portfolio                   Fund
-------------------------------------- -----------------------------------------
IDS Life Series Income Portfolio       AXP VP-Diversified Bond Fund
-------------------------------------- -----------------------------------------
IDS Life Series International Equity   AXP VP-International Fund
Portfolio
-------------------------------------- -----------------------------------------
IDS Life Series Managed Portfolio      AXP VP-Managed Fund
-------------------------------------- -----------------------------------------
IDS Life Series Money Market           AXP VP-Cash Management Fund
Portfolio
-------------------------------------- -----------------------------------------

Proposed liquidation

AXP Mid Cap Index Fund

Shareholder and contract holder meetings

Clients invested in the products in the left column above and AXP Mid Cap Index Fund are invited to meetings on June 9, 2004, to be held in Minneapolis. Details are included in the proxy statements. Items approved by shareholders and contract holders will be implemented soon after the proposals pass.

General Proxy Information

Upon receiving the proxy statement and voting instructions, shareholders and contract holders may vote in one of four ways:

1. By mail with an enclosed card.

2. By telephone.

3. By web site.

4. In person at the meeting.

Clients who own more than one fund should be sure to vote for each.

If you receive a proxy statement, please cast your votes promptly. Copies of the proxy statements are attached below. If you have questions about:

     o American Express Funds proxy statements, send a Lotus Notes message to AmericanExpress Funds.

     o American Express Variable Portfolio Funds proxy statements, send a Lotus Notes message to AmericanExpress Annuities.

     o IDS Life Series Funds proxy statements, send a Lotus Notes message to Insurance Marketing.

(attachments)

                              A L A M O D I R E C T
             American Express/WO#13974: TOUCH-TONE TELEPHONE VOTING
                                     SCRIPT
                            APPLICATION: "New App 4"
                                    PASSWAVE:
              X:\PERIPHONICS\TT_SPEECH_FILES\mmddyy\mmddyyAMX13974
               REMINDER CALL WAVE: X:\PERIPHONICS\REMINDER_CALLS\
                   "AXP Progressive Fund. " (PSID 01) (FID01)
               CARD TYPE: NONSMART CARD (ONE FUND PER CAMPAIGN) /
                                 REGULAR VOTING
                          EXPECTED MAIL DATE: 04/12/04
                      MEETING DATE: Wednesday, June 9, 2004
                       TEST NUMBER (s): XXX XXXXX XXX XXX

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Special Meeting of Shareholders of

AXP Progressive Fund."

"Proposal 1:    To vote FOR press 1.    AGAINST press 9.       ABSTAIN press 0."

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (the shareholder's vote for that proposal is given)"

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:

"Your vote has been canceled." "If you would like to start the voting process again, press 1 now."

To end this call, press 0 now.

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:

"Your vote has been saved." "If you would like to start the voting process again, press 1 now."

"To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the "Please enter the number" speech (above)

If shareholder elects to end the call he/she will hear:

"Thank you for voting."

Call is terminated.

AXP Progressive Fund

Merger proxy Q&A

Q: What am I allowed to say to clients if they call with questions about the proxy items?

     |X| You should encourage clients to vote promptly upon receiving their materials.

     |X| You are allowed to explain the proxy items in greater detail if clients are confused about the meaning of the proposed change.

     |X| You may indicate that the Funds' Boards recommend a vote FOR these items.

While you may help explain the proposal to clients, you may not advise clients how to vote (except to indicate the preference of the Fund's Board). Also, for regulatory reasons, you may not develop separate materials relating to the proxy solicitation.

Q: What action is required of shareholders of AXP Progressive Fund?

The Fund's Board recommends that shareholders vote FOR the Reorganization proposal. Assuming the proposal is approved, no further action is necessary on the part of shareholders. The Reorganization and all related acts necessary to complete it are expected to occur shortly after the shareholder meeting.

Q. When will the results of the votes be known and how will shareholders and advisors learn of the results?

Assuming the proposal is approved, the merger will occur within several weeks following the shareholder meeting on June 9, 2004. Upon completion of the merger, shareholders will receive a confirmation that their shares of AXP Progressive Fund have been converted into shares of AXP Partners Select Value Fund. The vote totals will also be communicated in the next annual or semiannual report sent to them following the June 9 meeting.

The results will be communicated to advisors soon after the shareholder meeting. Watch Advisor Connect News / AdvisorLink Jazz for details at that time.

Q: Why is the Board of AXP Progressive Fund proposing to merge it into AXP Partners Select Value Fund?

Since April 2002, AXP Progressive Fund has been closed to new investors. There is no current intention to reopen the Fund. Therefore, it is not gaining new assets and is likely to continue decreasing in size. As a result, its expense ratio is likely to increase as expenses are spread over a smaller pool of assets.

The Board believes that the proposed Reorganization will be advantageous to AXP Progressive Fund shareholders for several reasons, including continuity of investment - meaning that shareholders of the funds will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

The two funds have similar investment objectives.

               For advisor use only. Not approved for client use.

Progressive: Long-term growth of capital.

Partners Select Value: Long-term growth of capital.

Comparison of Investment Strategies

Progressive: The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. On Feb. 29, 2004, the range of the Index was between $19.8 million and $278.7 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

Partners Select Value: The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations. The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. On Feb. 29, 2004, the range of the Index was between $19.8 million and $278.7 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

Both funds are currently sub-advised by GAMCO Investors, Inc. (Gabelli Asset Management Co.).

Q: Is the Board merging away AXP Progressive Fund because it is losing assets?

As stated above, the Fund is currently closed to new investors and therefore is not gaining new assets. In addition, it Fund has been in net outflows for some time.

The Board considered the potential benefits from the Reorganization that could be realized by AEFC and its affiliates. The Board recognized that the potential benefits to AEFC consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds.

AEFC will benefit to the extent it is not required to waive its fees. The Board also noted, however, that shareholders of Progressive will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

Q: What effect will the merger have on fund expenses?

As of the end of each Fund's most recent fiscal year, the expense ratio for AXP Partners Select Value Fund was higher than the expense ratio for AXP Progressive Fund. For example, Progressive's expense ratio for Class A shares as of Sept. 30, 2003, its most


               For advisor use only. Not approved for client use.

recent fiscal year end, was 1.33%. Partners Select Value's expense ratio for Class A shares as of May 31, 2003, its most recent fiscal year end, was capped at 1.44%.

As a result, approval of the Reorganization may result in higher expenses for Progressive shareholders. However, Partners Select Value is attracting assets at a rapid rate, and its expense ratio is projected to fall in the future. Additionally, if shareholders approve the Reorganization, AEFC has agreed to lower the cap on total expenses of Partners Select Value with Class A shares capped at 1.35%. Progressive is closed to new investors and therefore is not gaining new assets. As a result, its expense ratio is likely to increase as expenses are spread over a smaller pool of assets.

Until the date of the shareholder meeting, AEFC has agreed to cap expenses of Progressive. For example, Class A shares expenses will be capped in the event they exceed 1.39%. However, AEFC does not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, over time Progressive's expense ratios would likely exceed those of Partners Select Value. Higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows may reduce the risk that, if the net assets of Progressive fail to grow, or diminish, its total expense ratio could rise as fixed expenses become a larger percentage of net assets.

Q: Will there be any tax consequences for shareholders when the merger occurs?

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Funds receive a satisfactory opinion of tax counsel.

Prior to the closing of the Reorganization, Progressive will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carried forward), if any, that have not been previously distributed. These distributions will be taxable to shareholders.

However, a fund's ability to carry forward capital losses and use them to offset future gains may be limited. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred. See the section of the statement titled "Tax Status of the Reorganization" for more detailed information.

Speaking generally, capital gains taxes are not applicable if the Fund is held in a tax-qualified account, such as an IRA. Ordinary income taxes and other taxes may still apply when distributions are taken from tax-qualified accounts.



               For advisor use only. Not approved for client use.

American Express Funds, American Express Variable Portfolio Funds and IDS Life Series Funds - Inbound Phone Script

Good _____________ (morning, afternoon, evening), this is the American Express Funds, American Express Variable Portfolio Funds and IDS Life Series Funds proxy services center, my name is ____________(first name), you are on a recorded line, how may I help you?

The shareholder is most likely calling in to ask you questions or to vote. They should have their proxy package handy. Ask them to read you the control number on their proxy card so you can identify what type of shareholder is calling in.

Address the shareholders needs, after you have answered their questions you may say:

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

If the shareholder is willing to vote over the phone continue as follows:

This call is being recorded to ensure the accuracy of your vote.

May I please have your control number (that is the 14 digit control number printed on your proxy card).

May I please have your name, street address and the last four digits of your social security number?

The proposal has been reviewed by the Board and, after careful consideration, the Board recommends that you vote FOR the proposal. Would you like to vote FOR the proposal? If the shareholder does not wish to vote as the Board recommends then review the Proposal with them and ask if they would like to vote For, Against or Abstain. (You may do this by clicking on your vote now link).

Your vote has been recorded.  You have voted ______, is that correct?

In the next 72 hours a confirmation will be mailed to you.

Is there anything else today?

If the shareholder has a non-related proxy question you may transfer them to American Express. The phone number is 1-800-862-7919; this is an automated line.

Can you please hold one minute and I will transfer your call to the American Express 800 line so your questions can be addressed.

If you receive a call that requires escalation to American Express (upset shareholder) or the shareholder has questions that are too technical in nature. The phone number is 1-612-671-2278.

Please hold one minute and I will transfer you to Ms. Georgie Holmquist, a senior manager of the Product Team. If upon transfer, we reach a voice mail, I will be hanging up and you will need to leave a message for Ms. Georgie Holmquist. Please be advised that Ms. Georgie Holmquist will return your phone call within a 24 hour time period.

If the shareholder has a change of address:

We will record your change of address on our records for the purposes of the proxy mailing. However, in order to ensure that your address is updated on all American Express records, you will need to contact your Advisor or Plan Sponsor.

AMERICAN EXPRESS FUNDS
OUTBOUND PHONE SCRIPT

Introduction

Hello, my name is__________________, and I am calling on behalf of American Express Funds. May I please speak with___________________?

Thank you for taking my call.

I am calling to let you know that a meeting will be held on June 9, 2004 for shareholders to vote on important issues. Before I continue, I'd like you to know this call is being recorded to ensure the accuracy of your vote.

Have your received your package of proxy materials?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and the last four digits of your social security number?

The proposal has been reviewed by the Board and, after careful consideration, the Board recommends that you vote FOR the proposal. Would you like to vote FOR the proposal?
If the shareholder does not wish to vote as the Board recommends then review the Proposal with them and ask if they would like to vote For, Against or Abstain. (You may do this by clicking on your vote now link).

Your vote has been recorded.  You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

If the shareholder has a non-related proxy question you may transfer them to American Express. The phone number is 1-800-862-7919; this is an automated line. Can you please hold one minute and I will transfer your call to the American Express 800 line so your questions can be addressed.

If you have a call that requires escalation to American Express (upset shareholder) or the shareholder has questions that are too technical in nature. The phone number is 1-612-671-2278.
Please hold one minute and I will transfer you to Ms. Georgie Holmquist, a senior manager of the Product Team. If upon transfer, we reach a voice mail, I will be hanging up and you will need to leave a message for Ms. Georgie Holmquist. Please be advised that Ms. Georgie Holmquist will return your phone call within a 24 hour time period.

Masthead Options:

PROXY ALERT/PROXY COMMUNIQUE/THE PROXY POST

This newsletter contains important information about several impending transactions involving American Express Funds, American Express VP Funds and IDS Life Series Funds. The background information will help you position the merger activities with your clients, while the talking points will give you what you need to make your clients comfortable with these changes.

A streamlined fund lineup

As you may know, the Fund Boards have proposed the merger of several products to optimize the company's array of investment options. The American Express Funds Board has also recommended liquidating the AXP Mid Cap Index Fund.

Beginning April 12, 2004, we will mail proxy statements to shareholders and contract holders affected by the proposed mergers. The Boards recommend that clients vote FOR the mergers. Items approved by shareholders and contract holders will be implemented soon after the proposals pass.

-------------------------------------------------------------------------
AXP Funds mergers
-------------------------------------------------------------------------
Current Fund                       Ending Fund
-------------------------------------------------------------------------
AXP Blue Chip Advantage Fund       AXP Large Cap Equity Fund
-------------------------------------------------------------------------
AXP Focused Growth Fund            AXP New Dimensions Fund
-------------------------------------------------------------------------
AXP Growth Dimensions Fund         AXP New Dimensions Fund
-------------------------------------------------------------------------
AXP Progressive Fund               AXP Partners Select Value Fund
-------------------------------------------------------------------------
AXP Research Opportunities Fund    AXP Large Cap Equity Fund
-------------------------------------------------------------------------
AXP Mid Cap Index Fund             Liquidation
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AXP-Variable Portfolio Funds mergers
-------------------------------------------------------------------------
Current Fund                       Ending Fund
-------------------------------------------------------------------------
AXP VP-Blue Chip Advantage Fund    AXP VP-Capital Resource Fund
-------------------------------------------------------------------------
AXP VP-Stock Fund                  AXP VP-Captial Resource Fund
-------------------------------------------------------------------------


              Advisor use only. Not approved for use with clients.

-------------------------------------------------------------------------
IDS Life Series Funds mergers
-------------------------------------------------------------------------
Current Fund                       Ending Fund
-------------------------------------------------------------------------
IDS Life Series Equity Portfolio   AXP VP-Capital Resource Fund
-------------------------------------------------------------------------
IDS Life Series Equity Income      AXP VP-Diversified Equity Income
Portfolio                          Fund
-------------------------------------------------------------------------
IDS Life Series Government         AXP VP-Short Duration U.S.
Securities Portfolio               Government Fund
-------------------------------------------------------------------------
IDS Life Series Income Portfolio   AXP VP-Diversified Bond Fund
-------------------------------------------------------------------------
IDS Life Series International      AXP VP-International Fund
Equity Portfolio
-------------------------------------------------------------------------
IDS Life Series Managed Portfolio  AXP VP-Managed Fund
-------------------------------------------------------------------------
IDS Life Series Money Market       AXP VP-Cash Management Fund
Portfolio
-------------------------------------------------------------------------

Why are the Boards recommending these mergers?

The Boards believe that the mergers will benefit shareholders and contract holders in several ways, including:

     o    reduced fund expenses over the long term

     o continuity of investment by moving assets into funds with similar investment objectives

The Boards also believe that the mergers will benefit AEFC by eliminating costs associated with managing similar yet separate funds.

What can clients expect?

The proposed mergers will likely affect many of your clients. Keep in mind that clients owning several of the current funds subject to the merger will receive a proxy statement for each product in the "Current Fund" column above.

What you may do

We encourage you to take a proactive approach with clients affected by the proposed mergers. Allow clients time to receive the mailings. Contact your clients to talk to them about the proposed mergers. You may also:

     o    Encourage   clients  to  vote  promptly  upon  receiving  their  proxy materials.

     o    Indicate that the Funds' Boards recommend a vote FOR these changes.

     o Use the Q&As available on Advisor Connect News and Advisor Link Jazz to answer client questions.

     o Inform clients that once the mergers are approved, no further action is required of them.

Be advised that you may not develop your own communications about the proxy solicitation or advise clients how to vote - except to convey the Board's



              Advisor use only. Not approved for use with clients.

recommendations.

Also, tell your clients that they can vote in one of the following ways:

1. By mail with enclosed proxy card

2. By telephone

3. By web site

4. In person at the June 9 meetings

Q&A documents to help you answer client questions will be available on Advisor Connect News by the time proxy statements mail to clients. If you can't answer a client question, or simply need more information, contact the following areas:

-------------------------------------------- -----------------------------------
Question about:                              Lotus Notes to:
-------------------------------------------- -----------------------------------
Mutual fund proxy statements                 American Express Sales Consulting
-------------------------------------------- -----------------------------------
Variable Portfolio Funds proxy statements    American Express Sales Consulting
-------------------------------------------- -----------------------------------
IDS Life Series Funds proxy statements       Insurance Marketing
-------------------------------------------- -----------------------------------

Key dates

Keep these important dates in mind.

Week of April 12, 2004:       Proxy statements begin mailing to shareholders and
                              contract holders.

June 9, 2004:                 Shareholder meeting in Minneapolis.

Soon after the meeting:       Proxy results communicated to advisors. Watch
                              Advisor Connect News and AdvisorLink Jazz for details.



              Advisor use only. Not approved for use with clients.

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Submit Your Proxy Voting Instructions

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located in the shaded box on your voting instruction card. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here:     [974]-[9999]-[9001]-[000]  Continue
--------------------------------------------------------------------------------


        Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.


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                              All rights reserved.

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      View Corporate Entities and Important Disclosures, Web Site Rules and
      Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003 American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
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

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Shareholder:          ALAMO SAMPLE CARD FOR
                      AXP PROGRESSIVE FUND, CLASS A
                      280 OSER AVE
                      HAUPPAUGE, NY 11788
Account:              1234567890   /   974-XXXX-XXXX-000
Previous vote:        No Previous Vote Collected

                          AXP Progressive Fund, Class A

                                           Mark All ->   ( Board Recommended )
          American Express Funds           Mark All -> (For) (Against) (Abstain)
--------------------------------------------------------------------------------
1  To approve an Agreement and Plan of Reorganization between
   the Fund and AXP Partners Select Value Fund.        o For o Against o Abstain
--------------------------------------------------------------------------------
                                                          Voting Instructions

Enter your e-mail address here if you would
like an e-mail confirmation of your vote.    [___________________]

If you would like to change your vote, please change responses as appropriate before submission.
                                            ( ) Cancel        ( ) Vote Now!


(C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900


     View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003 American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

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EXPRESS
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-----------------                  ---------------------------------------------
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                                                                            Help

Thank you. Your voting instructions have been submitted for processing.


If necessary, you can revisit the Internet Voting site at any time before the meeting on Wednesday, June 09, 2004 at 1:00 PM[CT] to submit new voting instructions.

This is the summary of your voting instructions delivered to AXP Progressive Fund. You may print this page for your records.

Instructions submitted on Wednesday, March 31, 2004 at 10:56 AM[ET] Transaction
Code: 9999001000-434544683

1  To approve an Agreement and Plan of Reorganization between
   the Fund and AXP Partners Select Value Fund.                        Voted For


   If you wish to vote another card,       If you wish to go to American Express
   please click here.                      Financial Services click here.


(C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900


     View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003 American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and Regulations.

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AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help
  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

        Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
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AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

        You must sign on to PROXY DIRECT before continuing with your on-line proxy voting session. In order to do so you need to enter your Control Number located on the voting instruction card which you should have received together with other proxy materials through regular mail. Below is a sample voting instruction card which displays a 14-digit Control Number. Your card might differ slightly though in most cases this number is located in the top or mid-section of the front of the proxy ballot:

        [IMAGE OMITTED]

        If your proxy materials were delivered electronically the Control Number should be located within your personal campaign information or online voting instructions.

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

        On-Line voting is really simple and submitting your voting instructions takes only a few minutes. Depending on the campaign setup, after login you will see a General Information screen containing either a list of your holdings (i.e. funds) or a list of proposals to be voted on during this campaign.

        o        List of your holdings
                 The list contains all of your holdings associated with the Control Number provided. The name of each holding is clearly displayed next to which there is text informing you what kind of vote will be submitted for processing.

        o        List of applicable campaign proposals
                 The list contains all the proposals which you are entitled to vote on in any or all of the holdings associated with your Control Number. The list contains an abbreviated name of each proposal next to which there is text informing you what kind of vote will be submitted for processing.

        To modify a vote for individual sub-item(s) click on the proposal name to be redirected to the Detailed Information section. There you are able to modify the vote for each proposal. After you have made your modifications click on Continue so that our system acknowledges these instructions. To return to the General Information section without any changes or to disregard any changes made, click on Cancel.


        Once you have completed making your vote selections click on the Vote Now! button to submit your instructions for processing. If for some reason you wish to close your session without a vote submission click on the Cancel button and all of your instructions will be disregarded.

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

        Voting Instructions column displays text indicating how the final voting instructions will be submitted for processing. You may see either of the following two indicators displayed on the General Information screen:

        o        Board Recommended
                 Means that all dependent items will be voted on your behalf according to the Board's recommendation. If you agree with such instructions you do not need to go to the detailed Information Section and manually select a vote for each sub-item

        o        Other - modified by shareholder
                 Indicates that you have made up your own voting instructions and such will be submitted on your behalf for processing

        The general information screen does not display details for each item(s), however, each modification is remembered by the system throughout your online session and you can modify your vote for each item as many times as you like before final submission.

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

        The system can send you an e-mail notifying you that your vote has been processed by the system and has been added to the total pool of votes for the campaign. Such notification is not sent immediately after submitting your voting instructions because it may take up to 72 hours to actually process them.

        If you wish to receive such confirmation, please enter a valid e-mail address into the textbox.

        IMPORTANT NOTE: We do not validate your supplied e-mail address in any way so make sure that you have entered it correctly. Also, e-Mail is not 100% reliable therefore we cannot guarantee that such confirmation will reach the specified destination.

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

        The Internet Voting site has been built for and tested on Microsoft(R) Internet Explorer 3.02 and newer versions and everything should look and work properly when using this browser. Additionally we have made code adjustments required to accommodate Netscape Navigator (ver. 4.5 and up). If you are using any other browser you may experience layout distortions and/or improper operation.

        Layout may be incorrect or plain ugly if your system is using Large System fonts. Some users with very large monitors tend to utilize this setting while working in very high resolutions. This will cause images and text to disalign and therefore distort the design. The only solution to this problem is either to change your system font settings or, if the browser allows (i.e. Internet Explorer) lower the size of the font for the browser only - this is a very quick and recommended solution.

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

        All of the instructions submitted via any supported means are processed in the order in which they were received. You can still provide your voting instructions on-line but be advised that if we have not yet received your mailed in ballot it will overwrite your online instructions once it is received. If you have previously submitted your vote via mail, telephone etc. you can check whether it has been received and processed by going into the Detailed Information section for any item. The top portion of that section will contain your current voting status and if a previous vote has been received, indicate when and how. Until you confirm that your previous vote has been processed we suggest you put off your online vote until later.

        Mailed votes are usually processed within 5 business days from the date of mailing. Telephone and Internet votes are usually processed within 12-24 hours.

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

        You can re-submit your instructions online as many times as you wish before the actual meeting date. A newer vote will always overwrite the old one. The Detailed Information section contains an indicator when and how your previous vote, if any, has been received and processed.

        If your new (mailed, online, etc.) vote is the same as the vote already received it will be disregarded and the date and source will stay unchanged.

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

        Your browser must be able to process JavaScript scripts and accept cookies in order to proceed with the online proxy voting. If any of these requirements is not satisfied, clicking on the Continue button next to the Control Number entry area will either produce no result or result in a Runtime or Script Error.

        Cookies are used only to store and process voting data during your current voting session. We neither collect nor store any information from/to your computer. All cookies are temporary and are removed immediately after closing the online voting session.

        Some corporations do not allow their users to process active content (scripts) and/or accept cookies. In this case you would not be able to vote electronically from your office.

        If your browser either does not support JavaScript or has this feature turned off, you will not be able to sign on. You may also encounter several Script Errors.

  -->   Error while Printing Vote Submission Confirmation


                      Click here to return to previous page

        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Home                              Customer Service | Site [_____________] Search
                                                Directory
(logo)
AMERICAN
EXPRESS
                 Financial Services
-----------------                  ---------------------------------------------
     Advice & Planning   Banking & Loans   Investing   Insurance    Retirement

                                                                            Help

  -->   Signing on to PROXY DIRECT(TM) online proxy voting site

  -->   How do I provide my voting instructions online?

  -->   Voting Instructions indicator

  -->   Electronic Vote Confirmation

  -->   Page layout looks a bit (or completely) off

  -->   I have already sent my paper voting instructions, what now?

  -->   Can I change my previous voting instructions submitted online?

  -->   I am unable to sign on

  -->   Error while Printing Vote Submission Confirmation

        Some shareholders have reported that after submitting their voting instructions the browser has returned an error "Page expired" after trying to print the confirmation page. This problem has been only apparent to Netscape Navigator/Communicator users. There is no fix for this error at this time.


                      Click here to return to previous page


        (C)2004 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc.
                              All rights reserved.

To Contact Alamo: email us at service@alamodirect.com or call us at 631-231-7900

-------------------------------------------------------------------------------
      View Corporate Entities and Important Disclosures, Web Site Rules and Regulations, Trademarks and Privacy Statement. Copyright(C)1995-2003
   American Express Company. All Rights Reserved. Users of this site agree to be bound by the terms of the American Express Web Site Rules and
                                  Regulations.

Fund merger/liquidation proxy statements begin mailing to clients April 12, 2004

On Apr. 12, proxy statements concerning proposed investment product actions will begin mailing to clients. American Express Funds and IDS Life Series Funds announced proposed fund reorganizations on Nov. 19, 2003 and Feb. 2, 2004 as part of an initiative to optimize the company's equity product lineup. SEC filings for the statements were made in February and March.

General Proxy/Merger Liquidation Information

     The proxy/fund merger and liquidation process is a multi-step process:

     1. Proxy solicitation via a phased mailing (seven mailings)

     2. Shareholder and Contract Holder meetings - June 9, 2004

     3. Restructuring - mergers and liquidation.

     Proxy Solicitation:

     Upon receiving the proxy statement and voting instructions, shareholders and contract holders may vote in one of four ways:

     1. By mail with an enclosed card.

     2. By telephone

     3. By web site

     4. In person at the meeting.

     Clients who own more than one fund should be sure to vote for each. The specific phone number, website or address for voting is included in the information mailed to clients. Clients will need to provide or input a control number from their proxy card to vote.

     Shareholder and Contract Holder Meetings and Restructuring - Mergers and Liquidation

     Clients invested in the products that are proposed to be merged or liquidated from the proxy are invited to meetings on June 9, 2004 to be held in Minneapolis. Details regarding the meetings are included in the proxy mailing. Items approved by shareholders and contract holders will be implemented soon after the proposals pass.



Where to refer client calls related to the Proxy

     Calls from clients with questions directly related to the proxy process such as: voting questions, proxy re-mails, and other "how to" questions should be directed to the Proxy Client Service Center direct dial toll-free number (866) 270-3133. You should not transfer the call. Request the client direct dial. Representatives will be available to assist with questions Monday - Friday, from 7 a.m. to 7 p.m., Central Time.

     You may not advise clients how to vote, except to say that the Funds' Boards recommend a vote FOR each proposal.

     Transfer of non-proxy related calls coming through the Proxy Client Service Center

     Calls from clients asking for account specific information or a prospectus when they call the Proxy Client Service Center will be transferred to 1-800-862-7919 and the client will be able to choose the area they would like to be connected to, ie: mutual funds, brokerage, insurance or annuities.

Advisor Communication

     Advisor Communication

     Advisors will be notified of the mailing of the Proxy Statements during the week of April 5, 2004 via Advisor Connect. Additional information and a series of questions and answers will be included with the mailing.

     If advisors have questions about:

     o American Express Funds proxy statements, request they send a Lotus Notes message to American Express Funds.

     o American Express Variable Portfolio Funds proxy statements, request they send a Lotus Notes message to American Express Annuities.

     o IDS Life Series Funds proxy statements, request they send a Lotus Notes message to Insurance Marketing.

Funds involved in proposed mergers

    (clients invested in funds in the left column will receive proxy statements)

---------------------------------------------------------------------------------------------------------------
Beginning Fund                             Ending Fund                        Products Impacted by Change
---------------------------------------------------------------------------------------------------------------
AXP Blue Chip Advantage Fund               AXP Large Cap Equity Fund          Mutual Funds and Brokerage
---------------------------------------------------------------------------------------------------------------
AXP Focused Growth Fund                    AXP New Dimensions Fund            Mutual Funds and Brokerage
---------------------------------------------------------------------------------------------------------------
AXP Growth Dimensions Fund                 AXP New Dimensions Fund            Mutual Funds and Brokerage
---------------------------------------------------------------------------------------------------------------
AXP Progressive Fund                       AXP Partners Select Value Fund     Mutual Funds and Brokerage
---------------------------------------------------------------------------------------------------------------
AXP Research Opportunities Fund            AXP Large Cap Equity Fund          Mutual Funds and Brokerage
---------------------------------------------------------------------------------------------------------------
AXP VP-Blue Chip Advantage Fund            AXP VP-Capital Resource Fund       Annuities and Insurance
---------------------------------------------------------------------------------------------------------------
AXP VP-Stock Fund                          AXP VP-Capital Resource Fund       Annuities and Insurance
---------------------------------------------------------------------------------------------------------------
IDS Life Series Equity Portfolio           AXP VP-Capital Resource Fund       Annuities and Insurance
---------------------------------------------------------------------------------------------------------------
IDS Life Series Equity Income Portfolio    AXP VP-Diversified Equity Income   Annuities and Insurance
                                           Fund
---------------------------------------------------------------------------------------------------------------
IDS Life Series Government Securities      AXP VP-Short Duration U.S.         Annuities and Insurance
Portfolio                                  Government Fund
---------------------------------------------------------------------------------------------------------------
IDS Life Series Income Portfolio           AXP VP-Diversified Bond Fund       Annuities and Insurance
---------------------------------------------------------------------------------------------------------------
IDS Life Series International Equity       AXP VP-International Fund          Annuities and Insurance
Portfolio
---------------------------------------------------------------------------------------------------------------
IDS Life Series Managed Portfolio          AXP VP-Managed Fund                Annuities and Insurance
---------------------------------------------------------------------------------------------------------------
IDS Life Series Money Market Portfolio     AXP VP-Cash Management Fund        Annuities and Insurance
---------------------------------------------------------------------------------------------------------------

Fund proposed for liquidation

----------------------------------------------------------------------------
Beginning Fund                Ending Fund    Products Impacted by Change
----------------------------------------------------------------------------
AXP Mid Cap Index Fund          none         Mutual Funds and Brokerage
----------------------------------------------------------------------------


     Additional information regarding this initiative can be found in the PGRG.

     If you have questions regarding this initiative please contact your process consultant.

               Every Proxy Vote is Important!

               Vote your Proxy on the PHONE or INTERNET.

               It saves Money! Telephone and Internet voting saves postage costs.

               It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

               It's Easy! Just follow these simple steps

                    o By Internet: Log onto americanexpress.com/proxyvoting and follow the on-screen instructions.

                    o By Touch-tone Phone: Call toll free 1-866-241-6192 and follow the recorded instructions.
(logo)
AMERICAN       Do not mail your Proxy Card when you vote by phone or Internet.
EXPRESS
(R)

                                                                      PROXY 2004